Exhibit 10.2
FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT
THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of August 1, 2022, by and among SLR INVESTMENT CORP., a Maryland corporation with an office located at 500 Park Avenue, 3rd Floor, New York, NY 10022 (“SLR”), as collateral agent (in such capacity, together with its successors and assigns, “Collateral Agent”), the Lenders listed on Schedule 1.1 thereto or otherwise a party thereto from time to time including SLR in its capacity as a Lender (each a “Lender” and collectively, the “Lenders”), and ARDELYX, INC., a Delaware corporation with offices located at 400 Fifth Avenue, Suite 210, Waltham, MA 02451 (the “Borrower”).
A.    Collateral Agent, Borrower and Lenders have entered into that certain Loan and Security Agreement dated as of February 23, 2022 (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”) pursuant to which Lenders have provided to Borrower certain loans in accordance with the terms and conditions thereof; and
B.    Borrower, Collateral Agent and the Required Lenders have agreed to amend the defined term “Term B Milestone”, subject to, and in accordance with, the terms and conditions set forth herein, and in reliance upon the representations and warranties set forth herein.
Agreement
    NOW, THEREFORE, in consideration of the promises, covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, the Required Lenders and Collateral Agent hereby agree as follows:
1.Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.
2.Amendment to Loan Agreement. The defined term “Term B Milestone” in Section 1.4 of the Loan Agreement is hereby amended by replacing the reference to December 31, 2022 with March 31, 2023.
3.Limitation of Amendment.
1.1The amendment set forth in Section 2 above is effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right, remedy or obligation which Lenders or Borrower may now have or may have in the future under or in connection with any Loan Document, as amended hereby.
1.2This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents are hereby ratified and confirmed and shall remain in full force and effect.
4.Representations and Warranties. To induce Collateral Agent and the Required Lenders to enter into this Amendment, Borrower hereby represents and warrants to Collateral Agent and the Required Lenders as follows:
1.3Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct in all material respects as of such date) and (b) no Event of Default has occurred and is continuing;
1.4Borrower has the power and due authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;
1.5The organizational documents of Borrower delivered to Collateral Agent on the Effective Date, and updated pursuant to subsequent deliveries by or on behalf of the Borrower to the Collateral Agent, remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

1.6The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not contravene (i) any material law or regulation binding on or affecting Borrower, (ii) any material contractual restriction with a Person binding on Borrower, (iii) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (iv) the organizational documents of Borrower;
1.7The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made;
1.8This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.
5.Loan Document. Borrower, Lenders and Collateral Agent agree that this Amendment shall be a Loan Document. Except as expressly set forth herein, the Loan Agreement and the other Loan Documents shall continue in full force and effect without alteration or amendment. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements.
6.Effectiveness. This Amendment shall be deemed effective as of the date hereof upon the due execution of this Amendment by the parties thereto.
7.Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute one and the same instrument. Delivery by electronic transmission (e.g. “.pdf”) of an executed counterpart of this Amendment shall be effective as a manually executed counterpart signature thereof.
8.Electronic Execution. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby (including without limitation assignments, assumptions, amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Collateral Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
9.Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF SUCH STATE), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, REGARDLESS OF THE LOCATION OF THE COLLATERAL, PROVIDED, HOWEVER, THAT IF THE LAWS OF ANY JURISDICTION OTHER THAN NEW YORK SHALL GOVERN IN REGARD TO THE VALIDITY, PERFECTION OR EFFECT OF PERFECTION OF ANY LIEN OR IN REGARD TO PROCEDURAL MATTERS AFFECTING ENFORCEMENT OF ANY LIENS IN COLLATERAL, SUCH LAWS OF SUCH OTHER JURISDICTIONS SHALL CONTINUE TO APPLY TO THAT EXTENT.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Loan and Security Agreement to be executed as of the date first set forth above.

BORROWER:

ARDELYX, INC.

By /s/ Justin Renz
Name: Justin Renz Title: Chief Financial Officer

COLLATERAL AGENT AND LENDER:

SLR INVESTMENT CORP.

By /s/ Anthony J. Storino
Name: Anthony J. Storino
Title: Authorized Signatory

LENDERS:

SLR SENIOR INVESTMENT CORP.
SCP PRIVATE CREDIT INCOME FUND SPV, LLC
SCP PRIVATE CREDIT INCOME BDC SPV LLC
SCP PRIVATE CORPORATE LENDING FUND SPV LLC
SCP SF DEBT FUND L.P.
SLR HC FUND SPV, LLC
SLR HC BDC LLC

By /s/ Anthony J. Storino
Name: Anthony J. Storino
Title: Authorized Signatory

[Signature Page to First Amendment to Loan and Security Agreement]